                                                                    EXHIBIT 21.1

                        SUBSIDIARIES & EQUITY AFFILIATES

                                           INCORPORATION         OWNERSHIP
           COMPANY NAME                      LOCATION            PERCENTAGE              DIRECT PARENT/EQUITY OWNER
           ------------                    -------------         ----------              --------------------------

349910 Alberta Inc.                          Alberta                 100%       Conoco Canada Resources Limited
362084 Alberta Inc.                          Alberta                 100%       Conoco Canada Limited
3793885 Canada Ltd.                          Canada                  100%       Conoco Canada Resources Limited
3920267 Canada Inc.                          Canada                  100%       Conoco Canada Resources Limited
3920275 Canada Inc.                          Canada                  100%       Conoco Canada Resources Limited
534404 Alberta Ltd.                          Alberta                 100%       Conoco Canada Resources Limited
625894 Alberta Inc.                          Alberta                 100%       Conoco Canada Resources Limited
729166 Alberta Inc.                          Alberta                 100%       Conoco Canada Resources Limited
758350 Alberta Inc.                          Alberta                 100%       Conoco Canada Resources Limited
942819 Alberta Ltd.                          Alberta                 100%       Conoco Canada Resources Limited
Administrador Petrolera Guanare S.A.         Venezuela              32.5%       Conoco Venezuela C.A.
Agroforestal Anzoategui, C.A.                Venezuela               100%       Petrolera Zuata, Petrozuata, C.A.
Armadillo Investors LLC                      Delaware                100%       Conoco Inc.
Asamera Algeria Limited                      Alberta                 100%       Conoco Canada Resources Limited
Asamera International (Barbados) Inc.        Barbados                100%       Gulf International (Barbados) Inc.
Asamera Minerals (U.S.) Inc.                 Colorado                100%       Asamera Resources Inc.
Asamera Oil (U.S.) Inc.                      Montana                 100%       Asamera Resources Inc.
Asamera Resources Inc.                       Nevada                  100%       GCRL Energy Ltd.
Ashford Energy Capital S.A.                  Luxembourg               66%       Conoco Inc. (aka Conoco Energy Company)
Associated Petroleum Terminals
   (Immingham) Limited                       England               33.33%       Conoco Limited
Atlantic Energy Inc.                         Virginia                 50%       Conoco Inc. (formerly Continental Oil Company)
Australian Hydrocarbons Inc.                 Delaware                100%       Gulf Petroleum (Australia) Pty Ltd.
Big Sky of Montana Realty Inc.               Delaware               8.33%       Conoco Inc. (formerly Continental Oil Company)
Border Resources Ltd.                        England                 100%       Clyde Petroleum (Management) Ltd.
Brandywine Industrial Gas, Inc.              Delaware                100%       Conoco Inc. (formerly Continental Oil Company)
Britannia Operator Limited                   England                  50%       Conoco (U.K.) Limited
C&L Processors Partnership                   Texas                    50%       Conoco Inc. (formerly Continental Oil Company)
Cajun Cogen LLC                              Delaware                100%       CGP Developments Cajun Cogen LLC
Calcasieu Properties, L.L.C.                 Delaware                100%       Conoco Inc. (formerly Continental Oil Company)
Calcasieu Shipping Corporation               Delaware                100%       Conoco Inc. (formerly Continental Oil Company)
Catoire S.A.                                 Belgium                 100%       Societe Europeenne Des Carburants (SECA)
Ceska rafinerska, a.s.                       Czech Republic        16.33%       Conoco Central and Eastern European Holdings BV
CFJ I Management Inc.                        Delaware                 50%       Kayo Oil Company
CFJ II Management Inc.                       Delaware                 50%       Kayo Oil Company

                                           INCORPORATION         OWNERSHIP
           COMPANY NAME                      LOCATION            PERCENTAGE              DIRECT PARENT/EQUITY OWNER
           ------------                    -------------         ----------              --------------------------

CFJ III Management Inc.                      Delaware                 50%       Kayo Oil Company
                                                                       1%       CFJ I Management Inc.
CFJ Plaza Company I LLC                      Delaware               49.5%       Kayo Oil Company
                                                                       1%       CFJ II Management Inc.
CFJ Plaza Company II LLC                     Delaware               49.5%       Kayo Oil Company
                                                                       1%       CFJ III Management Inc.
CFJ Plaza Company III LLC                    Delaware               49.5%       Kayo Oil Company
                                                                      15%       Kayo Oil Company
CFJ Properties                               Delaware                 35%       Douglas Oil Company of California
CGP Developments Cajun Cogen LLC             Delaware                100%       Conoco Inc. (formerly Continental Oil Company)
CGP Servicios Energeticos de Altamira,
   S. de R.L. de C.V.                        Mexico                  100%       Conoco Global Power de Mexico, S. de R.L. de C.V.
Cit-Con Oil Corporation                      Delaware                 35%       Conoco Inc. (formerly Continental Oil Company)
Clearwater Ltd.                              Bermuda                 100%       Danube Insurance Ltd.
Cliffe Storage Limited                       England                 100%       Conoco (U.K.) Limited
Clyde Netherlands B.V.                       Netherlands             100%       Clyde Petroleum Limited
Clyde Petroleum (E&P) B.V.                   England                 100%       Clyde Petroleum Exploratie B.V.
Clyde Petroleum Exploratie B.V.              Netherlands             100%       Clyde Netherlands B.V.
Clyde Petroleum (Exploration) Ltd.           England                 100%       Gulf Expro Limited
Clyde Petroleum (Investments) Ltd.           England                 100%       Clyde Petroleum (Management) Ltd.
Clyde Petroleum (Management) Ltd.            England                 100%       Gulf Expro Limited
Clyde Petroleum Limited                      Scotland                100%       Conoco Canada Resources Limited
Colonial Pipeline Company                    Delaware               8.53%       Conoco Pipe Line Company
Colonial Ventures, L.L.C.                    Delaware              7.547%       Conoco Pipe Line Company
Comap, Inc.                                  Delaware                100%       Conoco Inc. (formerly Continental Oil Company)
Compania Agua Plana S.A.                     Venezuela              32.5%       Conoco Venezuela C.A.
Conch International Methane Limited          Bahamas                  40%       Conoco Inc. (formerly Continental Oil Company)
Conoco (Glen) Limited                        England                 100%       Conoco (U.K.) Limited
Conoco (Thailand) Company Limited            Thailand                100%       Conoco Inc. (formerly Continental Oil Company)
Conoco (U.K.) Alpha Limited                  England                 100%       Conoco (U.K.) Limited
Conoco (U.K.) Beta Limited                   England                 100%       Conoco (U.K.) Alpha Limited
Conoco (U.K.) Epsilom Limited                England                 100%       Conoco (U.K.) Limited
Conoco (U.K.) Eta Limited                    England                 100%       Conoco (U.K.) Zeta Limited
Conoco (U.K.) Finance Limited                England                 100%       CUKL Holdings Limited
Conoco (U.K.) Gama Limited                   England                 100%       Conoco (U.K.) Limited
Conoco (U.K.) Lambda Limited                 Ireland                 100%       Conoco (U.K.) Theta Limited
Conoco (U.K.) Limited                        England                 100%       CUKL Holdings Limited
Conoco (U.K.) Theta Limited                  England                 100%       Conoco (U.K.) Limited
Conoco (U.K.) Technology Limited             England                 100%       Conoco (U.K.) Limited

                                           INCORPORATION         OWNERSHIP
           COMPANY NAME                      LOCATION            PERCENTAGE              DIRECT PARENT/EQUITY OWNER
           ------------                    -------------         ----------              --------------------------

Conoco (U.K.) Zeta Limited                   England                 100%       Conoco (U.K.) Limited
Conoco A.G.                                  Switzerland             100%       Conoco Petroleum Operations
Conoco Adjgaz LLC                            Georgia                67.5%       Conoco Petroleum Operations Inc.
Conoco Africa Inc.                           Delaware                100%       Conoco Inc. (formerly Continental Oil Company)
                                             British Virgin
Conoco Arabia Holding Inc.                   Islands                 100%       Conoco Petroleum Operations
Conoco Arabia Inc.                           Delaware                100%       Conoco Inc. (formerly Continental Oil Company)
Conoco Arabia Ltd.                           Bermuda                 100%       Conoco Arabia Holding Ltd.
Conoco Arctic Inc.                           Delaware                100%       Conoco Inc. (formerly Continental Oil Company)
Conoco Asia Ltd.                             Bermuda                 100%       Conoco Inc. (formerly Continental Oil Company)
Conoco Asia Pacific Ltd.                     Delaware                100%       Conoco Inc. (formerly Continental Oil Company)
Conoco Asia Pacific Sdn. Bhd.                Malaysia                100%       Conoco Petroleum Operations Inc.
Conoco Asia Ventures Pte. Limited            Singapore               100%       Conoco International Holding Ltd.
Conoco-Austria Mineraloel GmbH               Austria                 100%       Conoco Mineraloel GmbH
Conoco Baltic Inc.                           Delaware                100%       Conoco Inc. (formerly Continental Oil Company)
Conoco Brunei Ltd.                           Bermuda                 100%       Conoco Inc. (formerly Continental Oil Company)
                                                                  19.927%       Conoco Canada Resources Limited
                                                                  79.709%       Conoco Western Canada Partnership
Conoco Canada Energy Partnership             Alberta               0.364%       Wabiskaw Explorations Ltd.
                                                                      63%       Conoco Funding Company
Conoco Canada Limited                        New Brunswick            37%       Conoco Inc. (formerly Continental Oil Company)
Conoco Canada Resources Limited              Canada                  100%       Conoco Northern Inc.
Conoco Capital Inc.                          Delaware                100%       Conoco Inc. (formerly Continental Oil Company)
Conoco Carbon and Minerals, Inc.             Delaware                100%       Conoco Inc. (formerly Continental Oil Company)
Conoco Carbon Fibers Japan, KK.              Japan                   100%       Conoco Petroleum Operations Inc.
Conoco Center Inc.                           Delaware                100%       Conoco Inc. (formerly Continental Oil Company)
Conoco Central and Eastern Europe
   Holdings BV                               Netherlands             100%       Conoco Continental Holding GmbH
Conoco Central Europe Inc.                   Delaware                100%       Conoco Inc. (formerly Continental Oil Company)
Conoco Cevolution Europe B.V.                Netherlands             100%       Clyde Netherlands B.V.
Conoco Cevolution Germany GmbH               Germany                 100%       Conoco Continental Holding GmbH
Conoco Chile Inc.                            Delaware                100%       Conoco Inc. (formerly Continental Oil Company)
Conoco Colombia Ltd.                         Bermuda                 100%       Conoco Inc. (formerly Continental Oil Company)
Conoco Communications, Inc.                  Delaware                100%       Conoco Inc. (formerly Continental Oil Company)
Conoco Continental Holding GmbH              Germany                 100%       Conoco Central Europe Inc.
Conoco Coral Inc.                            Delaware                100%       Conoco Inc. (formerly Continental Oil Company)
Conoco Corporate Holdings L.P.               Delaware               75.6%       Conoco Finance Inc.
Conoco Czech Republic s.r.o.                 Czech Republic          100%       Conoco Central and Eastern Europe Holdings BV
Conoco Denmark Inc.                          Delaware                100%       Conoco Inc. (formerly Continental Oil Company)

                                           INCORPORATION         OWNERSHIP
           COMPANY NAME                      LOCATION            PERCENTAGE              DIRECT PARENT/EQUITY OWNER
           ------------                    -------------         ----------              --------------------------

Conoco Development Company                   Delaware                100%       Conoco Petroleum Operations Inc.
Conoco Development II Inc.                   Delaware                100%       Conoco Petroleum Operations Inc.
Conoco Development Limited                   England                 100%       Conoco (U.K.) Limited
Conoco Development Services Inc.             Delaware                100%       Conoco Inc. (formerly Continental Oil Company)
                                                                    99.9%       Conoco Petroleum Operations Inc.
Conoco do Brasil Ltda.                       Brazil                  0.1%       Conoco Inc. (formerly Continental Oil Company)
Conoco Drilling Inc.                         Delaware                100%       Conoco Petroleum Operations Inc.
Conoco Egypt Inc.                            Delaware                100%       Conoco Inc. (formerly Continental Oil Company)
Conoco Energy Asia Inc.                      Delaware                100%       Conoco Inc. (formerly Continental Oil Company)
Conoco Energy Holdings Ltd.                  Bermuda                 100%       Conoco Energy Holdings Nigeria Ltd.
Conoco Energy Holdings Nigeria Ltd.          Bermuda                 100%       Clearwater Ltd.
                                                                99.99999%       Conoco Energy Holdings Ltd.
Conoco Energy Nigeria Limited                Nigeria             0.00001%       Danube Insurance Ltd.
Conoco Energy Ventures Inc.                  Delaware                100%       Conoco Inc. (formerly Continental Oil Company)
Conoco Enterprises Inc.                      Delaware                100%       Conoco Inc. (formerly Continental Oil Company)
Conoco Equity Investments Inc.               Delaware                100%       Conoco Petroleum Operations Inc.
Conoco Este Pipeline Company                 Delaware                100%       Conoco Inc. (formerly Continental Oil Company)
Conoco EurAsia Inc.                          Delaware                100%       Conoco Petroleum Operations Inc.
Conoco Europe Gas Company                    Delaware                100%       Conoco Inc. (formerly Continental Oil Company)
Conoco Europe Gas Limited                    England                 100%       Conoco (U.K.) Limited
Conoco Exploration & Production B.V.         Netherlands             100%       Conoco Resources Holding B.V.
Conoco Exploration & Production                                 99.99998%       Conoco Holdings Ltd.
   Nigeria Limited                           Nigeria             0.00002%       Danube Insurance Ltd.
Conoco Exploration Production
   Europe Limited                            England                 100%       Conoco Inc. (formerly Continental Oil Company)
Conoco Finance Inc.                          Delaware                100%       Conoco Inc. (formerly Continental Oil Company)
Conoco Finance Services Inc.                 Delaware                100%       Conoco Inc. (formerly Continental Oil Company).
Conoco Foreign Sales Corporation             Barbados                100%       Conoco Petroleum Operations Inc.
Conoco Frontier Ltd.                         Bermuda                 100%       Clearwater Ltd.
Conoco Funding Company                       Nova Scotia             100%       Conoco Inc. (formerly Continental Oil Company)
Conoco Gas Holdings L.L.C.                   Delaware                 75%       Conoco Inc. (formerly Continental Oil Company)
Conoco Geisum Inc.                           Delaware                100%       Conoco Inc. (formerly Continental Oil Company)
Conoco Global Energy Company                 Delaware                100%       Conoco Petroleum Operations Inc.
Conoco Global Power (U.K.) Limited           England                 100%       Conoco (U.K.) Limited
Conoco Global Power Assets Inc.              Delaware                100%       Conoco Petroleum Operations Inc.
Conoco Global Power Assets Sabine, Inc.      Delaware                100%       Conoco Petroleum Operations Inc.
Conoco Global Power de Mexico,                                      99.9%       Conoco Global Energy Company
   S. de R. L. de C. V.                      Mexico                  0.1%       Conoco Inc. (formerly Continental Oil Company)
Conoco Global Power Developments
   Deutschland GmgH                          Germany                 100%       Conoco Global Power Europe Limited

                                           INCORPORATION         OWNERSHIP
           COMPANY NAME                      LOCATION            PERCENTAGE              DIRECT PARENT/EQUITY OWNER
           ------------                    -------------         ----------              --------------------------

Conoco Global Power Developments Inc.        Delaware                100%       Conoco Petroleum Operations Inc.
Conoco Global Power Developments
   Espana SRL                                Spain                   100%       Conoco Global Power Europe Limited
Conoco Global Power Developments-
   Sabine Inc.                               Delaware                100%       Conoco Petroleum Operations Inc.
Conoco Global Power Europe Limited           England                 100%       CUKL Holdings Limited
Conoco Global Power Inc.                     Delaware                100%       Conoco Inc. (formerly Continental Oil Company)
Conoco Guanare Ltd.                          Bermuda                 100%       Conoco Inc. (formerly Continental Oil Company)
Conoco Holdings Ltd.                         Bermuda                 100%       Conoco Inc. (formerly Continental Oil Company)
                                                                   99.99%       Conoco Central and Eastern Europe Holdings BV
Conoco Hungary Kft.                          Hungary                0.01%       Conoco Continental Holding GmhB
Conoco ICHP Limited                          England                 100%       Conoco Global Power Europe Limited
Conoco Inc. (aka - Conoco Energy
   Company)                                  Delaware
Conoco Inc. (formerly Continental
   Oil Company)                              Delaware                100%       Conoco Inc. (aka Conoco Energy Company)
                                             British Virgin
Conoco Indonesia Holding Ltd.                Islands                 100%       Conoco Inc. (formerly Continental Oil Company
Conoco Indonesia Inc. Ltd.                   Bermuda                 100%       Conoco Indonesia Holding Ltd.
Conoco International Gas Corporation         Delaware                100%       Conoco Inc. (formerly Continental Oil Company)
                                             British Virgin
Conoco International Holding Ltd.            Islands                 100%       Conoco Inc. (formerly Continental Oil Company)
Conoco International Petroleum Company       Delaware                100%       Conoco Inc. (formerly Continental Oil Company)
Conoco International, Inc.                   Delaware                100%       Conoco Inc. (formerly Continental Oil Company)
Conoco Investment AG                         Switzerland             100%       Conoco A.G.
Conoco Investments Limited                   England                 100%       Conoco (U.K.) Limited
Conoco Investments Norge A/S                 Norway                  100%       Norske Conoco A/S
Conoco Iran Holding Ltd.                     Bermuda                 100%       Conoco Petroleum Operations Inc.
                                             British Virgin
Conoco Iran Ltd.                             Islands                 100%       Conoco Iran Holding Ltd.
Conoco Iran N.V.                             Netherland Antilles     100%       Conoco Inc. (formerly Continental Oil Company)
Conoco Jet (Malaysia ) Sdn. Bhd.             Malaysia                100%       Conoco Inc. (formerly Continental Oil Company)
Conoco Jet Danmark A/S                       Denmark                 100%       Conoco Denmark Inc.
Conoco Jet Finland Oy                        Finland                 100%       Conoco Nordic Holdings AB
Conoco Jet Nordic AB                         Sweden                  100%       Conoco Nordic Holdings AB
Conoco Jet Norge A/S                         Norway                  100%       Norske Conoco A/S
                                                                      99%       Danube Insurance Ltd.
Conoco Khazar Ltd.                           Bermuda                   1%       Conoco Inc. (formerly Continental Oil Company)
Conoco Kuwait Services Inc.                  Delaware                100%       Conoco Petroleum Operations Inc.
Conoco Lagia Offshore, Inc.                  Delaware                100%       Conoco Inc. (formerly Continental Oil Company)
Conoco Leasing Limited                       England                 100%       Conoco Limited

                                           INCORPORATION         OWNERSHIP
           COMPANY NAME                      LOCATION            PERCENTAGE              DIRECT PARENT/EQUITY OWNER
           ------------                    -------------         ----------              --------------------------

                                             British Virgin
Conoco Libya Holding Ltd.                    Islands                 100%       Conoco Petroleum Operations Inc.
Conoco Libya Ltd.                            Bermuda                 100%       Conoco Libya Holding Ltd.
Conoco Limited                               England                 100%       Conoco (U.K.) Limited
Conoco Lubricant (India) Private Ltd.        India                   100%       Conoco Petroleum Operations Inc.
Conoco Lubricants (Malaysia) Sdn. Bhd.       Malaysia                100%       Conoco Petroleum Operations Inc.
                                                                      25%       Danube Insurance Ltd.
Conoco Mexico Ltd.                           Bermuda                  75%       Conoco Inc. (formerly Continental Oil Company)
                                                                      99%       Conoco Mexico, S.A. de C.V.
Conoco Mexico Servicios, S.A. de C.V.        Mexico                    1%       Conoco Specialty Products Inc.
                                                                      99%       Conoco Petroleum Operations Inc.
Conoco Mexico, S.A. de C.V.                  Mexico                    1%       Conoco Specialty Products Inc.
Conoco Middle East Gas Co. N.V.              Netherland Antilles     100%       Conoco Inc. (formerly Continental Oil Company)
Conoco Middle East Ltd.                      Delaware                100%       Conoco Inc. (formerly Continental Oil Company)
Conoco Mineraloel GmbH                       Germany                 100%       Conoco Continental Holding GmbH
Conoco Mont Belvieu Holdings Inc.            Delaware                100%       Conoco Inc. (formerly Continental Oil Company)
                                             British Virgin
Conoco Nila Holding Ltd.                     Islands                 100%       Conoco Inc. (formerly Continental Oil Company)
Conoco Nila Ltd.                             Bermuda                 100%       Conoco Nila Holding Ltd.
Conoco Nordic Holding LLC                    Delaware                100%       Conoco Petroleum Operations Inc.
Conoco Nordic Holdings AB                    Sweden                  100%       Conoco Investment AG
                                                                       2%       Conoco Nordic Holding LLC
Conoco Nordic Investment LP                  Delaware                 98%       Conoco Petroleum Operations Inc.
Conoco Nordic Limited                        Bermuda                 100%       Conoco Investment AG
Conoco Northern Inc.                         Canada                  100%       Conoco Canada Limited
Conoco Northland Ltd.                        Bermuda                 100%       Conoco Inc. (formerly Continental Oil Company)
Conoco Norway Inc.                           Delaware                100%       Conoco Inc. (formerly Continental Oil Company)
Conoco Norway Properties Inc.                Delaware                100%       Conoco Inc. (formerly Continental Oil Company)
Conoco NW Natuna Exploration and
   Production Ltd.                           Bermuda                 100%       Conoco NW Natuna Holding Ltd.
Conoco NW Natuna Holding Ltd.                Bermuda                 100%       Conoco Inc. (formerly Continental Oil Company)
Conoco Offshore Inc.                         Delaware                100%       Conoco Inc. (formerly Continental Oil Company)
Conoco Offshore Pipe Line Company            Delaware                100%       Conoco Pipe Line Company
                                                                      55%       729166 Alberta Inc.
Conoco Oilsands Partnership                  Alberta                  45%       Conoco Canada Resources Limited
Conoco Operations (QLD.) Pty Ltd.            Australia               100%       Conoco Inc. (formerly Continental Oil Company)
Conoco Orinoco Inc.                          Delaware                100%       Conoco Inc. (formerly Continental Oil Company)
Conoco Pakistan Exploration &
   Production B.V.                           Netherlands             100%       Conoco Resources Holding B.V.

                                           INCORPORATION         OWNERSHIP
           COMPANY NAME                      LOCATION            PERCENTAGE              DIRECT PARENT/EQUITY OWNER
           ------------                    -------------         ----------              --------------------------

                                                                      25%       Danube Insurance Limited
Conoco Peru Ltd.                             Bermuda                  75%       Conoco Inc. (formerly Continental Oil Company)
Conoco Petcoke Far East Ltd.                 Delaware                100%       Conoco Inc. (formerly Continental Oil Company)
Conoco Petroleum Limited                     England                 100%       Conoco (U.K.) Limited
                                                                 0.00001%       Conoco Inc. (formerly Continental Oil Company)
Conoco Petroleum Nigeria Limited             Nigeria            99.99999%       Conoco Petroleum Operations Inc.
Conoco Petroleum Operations Inc.             Delaware                100%       Conoco Inc. (formerly Conoco Energy Company)
Conoco Pipe Line Company                     Delaware                100%       Conoco Inc. (formerly Continental Oil Company)
Conoco Poland Sp. z.o.o.                     Poland                  100%       Conoco Central and Eastern Europe Holdings BV
Conoco Power Marketing Inc.                  Delaware                100%       Conoco Petroleum Operations Inc.
Conoco Power Operations Limited              England                 100%       Conoco Global Power Europe Limited
Conoco Resources Holding B.V.                Netherlands             100%       Clearwater Ltd.
Conoco Sabah Ltd.                            Bermuda                 100%       Conoco Inc. (formerly Continental Oil Company)
Conoco Services Company                      Delaware                100%       Conoco Petroleum Operations Inc.
Conoco Services Ltd.                         Bermuda                 100%       Conoco Inc. (formerly Continental Oil Company)
Conoco Shale Oil Inc.                        Delaware                100%       Conoco Inc. (formerly Continental Oil Company)
Conoco Shipping Company                      Liberia                 100%       World Wide Transport, Inc.
Conoco Shipping & Marine Development LLC     Marshall Islands        100%       Conoco Inc. (formerly Continental Oil Company)
                                                                      80%       Norske Conoco A/S
Conoco Shipping Norge A/S                    Norway                   20%       Conoco Norway Inc.
Conoco Shipping Norge Nr. 2 AS               Norway                  100%       Norske Conoco A/S
Conoco Shipping Norge Nr. 3 AS               Norway                  100%       Norske Conoco A/S
Conoco Singapore Operations Pte. Limited     Singapore               100%       Conoco Inc. (formerly Continental Oil Company)
Conoco Slovakia s.r.o.                       Slovak Republic         100%       Conoco Central and Eastern Europe Holdings BV
                                             British Virgin
Conoco South Sokang Holding Ltd.             Islands                 100%       Conoco Inc. (formerly Continental Oil Company)
Conoco South Sokang Ltd.                     Bermuda                 100%       Conoco South Sokang Holding Ltd.
Conoco Specialty Products Inc.               Delaware                100%       Conoco Inc. (formerly Continental Oil Company)
Conoco Specialty Products, Limited           England                 100%       Conoco Petroleum Operations Inc.
                                                                       1%       942819 Alberta Ltd.
Conoco Surmont Partnership                   Alberta                  99%       Conoco Canada Resources Limited
Conoco Syria Dez Gas Ltd.                    Bermuda                 100%       Conoco Syria Ltd.
Conoco Syria Ltd.                            Bermuda                 100%       Conoco International Holding Ltd.
Conoco Taiwan Exploration & Production B.V.  Netherlands             100%       Conoco Resources Holding B.V.
Conoco Timan-Pechora Ltd.                    Delaware                100%       Conoco Inc. (formerly Continental Oil Company)
                                             British Virgin
Conoco Tobong Holding Ltd.                   Islands                 100%       Conoco Inc. (formerly Continental Oil Company)
Conoco Tobong Ltd.                           Bermuda                 100%       Conoco Tobong Holding Ltd.

                                           INCORPORATION         OWNERSHIP
           COMPANY NAME                      LOCATION            PERCENTAGE              DIRECT PARENT/EQUITY OWNER
           ------------                    -------------         ----------              --------------------------

Conoco Tobong Natuna B.V.                    Netherlands             100%       Conoco Resources Holding B.V.
Conoco Trading Company                       Delaware                100%       Conoco Inc. (formerly Continental Oil Company)
Conoco Treasury Ltd.                         England                 100%       Conoco (U.K.) Limited
Conoco Trinidad (4a) B.V.                    Netherlands             100%       Conoco Resources Holding B.V.
Conoco Trinidad (4b) B.V.                    Netherlands             100%       Conoco Resources Holding B.V.
Conoco Trinidad Inc.                         Delaware                100%       Conoco Inc. (formerly Continental Oil Company)
Conoco U.K. Properties Inc.                  Delaware                100%       Conoco Inc. (formerly Continental Oil Company)
Conoco Venezuela B.V.                        Netherlands             100%       Conoco Resources Holding B.V.
Conoco Venezuela C.A.                        Venezuela               100%       Conoco Petroleum Operations Inc.
Conoco Venezuela E&P Ltd.                    Bermuda                 100%       Clearwater Ltd.
Conoco Venezuela Holding C.A.                Venezuela               100%       Conoven Holding Ltd.
                                                                      25%       Danube Insurance Ltd.
Conoco Venezuela Ltd.                        Bermuda                  75%       Conoco Inc. (formerly Continental Oil Company)
Conoco Venezuela Services B.V.               Netherlands             100%       Conoco Resources Holding B.V.
Conoco Vietnam Exploration & Production B.V. Netherlands             100%       Conoco Resources Holding B.V.
Conoco Warim B.V.                            Netherlands             100%       Conoco Resources Holding B.V.
Conoco Warim Ltd.                            Bermuda                 100%       Clearwater Ltd.
Cono-Services Inc.                           Colorado                100%       Conoco Inc. (formerly Continental Oil Company)
                                             British Virgin
Conoven Holding Ltd.                         Islands                 100%       Conoco Orinoco Inc.
Continental Europe Energy Company            Delaware                100%       Conoco Inc. (formerly Continental Oil Company)
Continental Mid Delta Petroleum Company      Delaware                100%       Conoco Inc. (formerly Continental Oil Company)
Continental Netherlands Oil Company B.V.     Netherlands             100%       Conoco Resources Holding B.V.
Continental Oil Company                      Delaware                100%       Conoco Inc. (formerly Continental Oil Company)
Continental Oil Company (Nederland) B.V.     Netherlands             100%       Conoco Inc. (formerly Continental Oil Company)
Continental Oil Company Inc.                 Canada                  100%       Conoco Inc. (formerly Continental Oil Company)
Continental Oil Company Limited              England                 100%       Conoco (U.K.) Limited
Continental Oil Company of Iran              Delaware                100%       Conoco Inc. (formerly Continental Oil Company)
Continental Oil Company of Italy             Delaware                100%       Conoco Inc. (formerly Continental Oil Company)
Continental Oil Company of Libya             Delaware                100%       Conoco Inc. (formerly Continental Oil Company)
Continental Oil Company of Niger             Delaware                100%       Conoco Inc. (formerly Continental Oil Company)
Continental Oil Company of Nigeria           Delaware                100%       Conoco Inc. (formerly Continental Oil Company)
Continental Pipe Line Company                Delaware                100%       Conoco Inc. (formerly Continental Oil Company)
Coop Mineraloel AG                           Switzerland              49%       Conoco AG
Crestar Energy Holdings Ltd.                 Bermuda                 100%       Conoco Canada Resources Limited
Crestar Energy Marketing Corp.               Delaware                100%       Conoco Canada Resources Limited
Crs Resources (Ecuador) LDC                  Cayman Islands          100%       Crestar Energy Holdings Ltd.
Crude Oil Terminals (Humber) Ltd.            England               33.33%       Conoco Limited

                                           INCORPORATION         OWNERSHIP
           COMPANY NAME                      LOCATION            PERCENTAGE              DIRECT PARENT/EQUITY OWNER
           ------------                    -------------         ----------              --------------------------

Crusader Inc.                                Australia               100%       Gulf Petroleum (Australia) Pty Ltd.
Crusader Inc.                                Delaware                100%       Gulf Petroleum (Australia) Pty Ltd.
CS-Able GP LLC                               Delaware              16.66%       Conoco Inc. (formerly Continental Oil Company)
CS-Able LP                                   Delaware                100%       CS-Able GP LLC
CUKL Holdings Limited                        England                 100%       Conoco Inc. (formerly Continental Oil Company)
                                                                   73.22%       Conoco A.G.
Danube Insurance Ltd.                        Bermuda               26.78%       Conoco Inc. (formerly Continental Oil Company)
Deepwater Drilling II L.L.C.                 Delaware                 40%       Conoco Development II Inc.
Deepwater Drilling L.L.C.                    Delaware                 50%       Conoco Development Company
Depaa 2000 AB                                Sweden                  100%       Norrkoeping Depaa AB
Dingo Software Pty. Ltd.                     Australia          5% to 30%       Conoco Inc. (formerly Continental Oil Company)
Douglas Oil Company of California            California              100%       Conoco Inc. (formerly Continental Oil Company)
Douglas Stations, Inc.                       Delaware                100%       Douglas Oil Company of California
Du Pont E&P No. 1 B.V.                       Netherlands             100%       Conoco Resources Holding B.V.
Du Pont E&P No. 12 B.V.                      Netherlands             100%       Conoco Resources Holding B.V.
Du Pont E&P No. 13 B.V.                      Netherlands             100%       Conoco Resources Holding B.V.
Dubai Marketing Company Ltd.                 Delaware                100%       Conoco Inc. (formerly Continental Oil Company)
Dubai Petroleum Company                      Delaware                100%       Conoco Inc. (formerly Continental Oil Company)
DuPont Conoco Energy Services Company        Delaware                100%       Conoco Petroleum Operations Inc.
Excel Paralubes                              Delaware                 50%       Conoco Inc. (formerly Continental Oil Company)
Excel Paralubes Funding Corporation          Delaware                100%       Excel Paralubes
F.P.S.O. Development Ltd.                    Bermuda                 100%       Conoco Inc. (formerly Continental Oil Company)
Fas-Gas Retail Services Co. of Texas         Texas                    49%       Kayo Oil Company
Frontier Deepwater Drilling Inc.             Delaware                100%       Conoco Inc. (formerly Conoco Energy Company)
GCRL Holdings Inc.                           Delaware                100%       GCRL Energy Ltd.
GCRL Energy Ltd.                             Colorado                100%       Conoco Inc. (formerly Continental Oil Company)
GCRL International Limited                   Alberta                 100%       Conoco Canada Resources Limited
GCRL Marketing Ltd.                          Delaware                100%       GCRL Energy Ltd.
GKG Mineraloelhandel GmbH & Co. KG           Germany                  50%       Conoco Mineraloel GmbH
GKG Mineraloelhandel Handel
   Verwaltungsgesellschaft mbH               Germany                  50%       Conoco Mineraloel GmbH
Glen Petroleum Limited                       England                 100%       Conoco (U.K.) Limited
Gulf Resources (Aceh) Ltd.                   Barbados                100%       Gulf Resources (Ramba) Ltd.
Gulf Resources (Banyumas) Ltd.               Alberta                 100%       Gulf Indonesia Resources Limited
Gulf Resources (Calik) Ltd.                  Alberta                 100%       Gulf Indonesia Resources Limited
Gulf Resources (Grissik) Ltd.                Barbados                100%       Asamera International (Barbados) Inc.
Gulf Resources (Halmahera) Ltd.              Alberta                 100%       Gulf Indonesia Resources Limited
Gulf Resources (JambiEOR) Ltd.               Barbados                100%       Gulf Resources (Aceh) Ltd.
Gulf Resources (Kakap) Ltd.                  Barbados                100%       Gulf Indonesia Resources Limited

                                           INCORPORATION         OWNERSHIP
           COMPANY NAME                      LOCATION            PERCENTAGE              DIRECT PARENT/EQUITY OWNER
           ------------                    -------------         ----------              --------------------------

Gulf Resources (Ketapang) Ltd.               Alberta                 100%       Gulf Indonesia Resources Limited
Gulf Resources (Merangin) Ltd.               Alberta                 100%       Gulf Indonesia Resources Limited
Gulf Resources (NWNatuna) Ltd.               Alberta                 100%       Gulf Indonesia Resources Limited
Gulf Resources (Pangkah) Ltd.                Alberta                 100%       Gulf Indonesia Resources Limited
Gulf Resources (Ramba) Ltd.                  Barbados                100%       Gulf Indonesia Resources Limited
Gulf Resources (Sakakemang) Ltd.             Alberta                 100%       Gulf Indonesia Resources Limited
Gulf Resources (Sakala Timur) Ltd.           Alberta                 100%       Gulf Indonesia Resources Limited
Gulf Resources (Sebuku) Ltd.                 Alberta                 100%       Gulf Indonesia Resources Limited
Gulf Resources (South Jambi) Ltd.            Alberta                 100%       Gulf Indonesia Resources Limited
Gulf Resources (Tungkal) Ltd.                Alberta                 100%       Gulf Indonesia Resources Limited
Gulf Resources (WestNatuna) Ltd.             Alberta                 100%       Gulf Indonesia Resources Limited
Grissik Gas Company Ltd.                     Alberta                 100%       Gulf Indonesia Resources Limited
Gulf Alberta Pipeline Company Limited        Alberta                 100%       Conoco Canada Resources Limited
Gulf Canada Limited                          Canada                  100%       Conoco Canada Resources Limited
Gulf Canada Properties Limited               Canada                  100%       Conoco Canada Resources Limited
Gulf Canada Tunisia Ltd.                     Alberta                 100%       Conoco Canada Resources Limited
Gulf Coast Fractionators                     Texas                  22.5%       Conoco Inc. (formerly Continental Oil Company)
Gulf Energy Asia Pte Ltd.                    Singapore               100%       Gulf Resources (Aceh) Ltd.
Gulf Expro Limited                           Scotland                100%       Clyde Petroleum Limited
Gulf Indonesia Resources Limited             New Brunswick            70%       Conoco Canada Resources Limited
Gulf International (Barbados) Inc.           Barbados                100%       Grissik Gas Company Ltd.
Gulf Petroleum (Australia) Pty Ltd.          Australia               100%       Clyde Petroleum Limited
                                                                      99%       Conoco Canada Resources Limited
Gulf Western Canada Partnership              Alberta                   1%       International Colin Energy Corporation
Heartland Pipeline Company                   Delaware                 50%       Conoco Pipe Line Company
Horizon Energy Marketing, LLC                Louisiana                50%       Conoco Inc. (formerly Continental Oil Company)
Humber LPG Terminal Limited                  England                  40%       Conoco Limited
Humber Oil Terminals Trustee Limited         England               33.33%       Conoco Limited
Hydroserve Westlake, L.L.C.                  Delaware                 50%       Conoco Inc. (formerly Continental Oil Company)
                                                                     0.2%       Immingham Energy Limited
Immingham CHP LLP                            England                49.9%       Conoco ICHP Limited
Immingham Energy Limited                     England                  50%       Conoco ICHP Limited
                                                                      49%       Conoco Global Power Assets, Inc.
Ingleside Cogeneration Limited Partnership   Delaware                  1%       Conoco Global Power Developments Inc.
Interconnector (UK) Ltd.                     England                  10%       Conoco (U.K.) Limited
Interkraft Handel GmbH                       Germany                 100%       Conoco Mineraloel GmbH
International Colin Energy Corporation       Alberta                 100%       Conoco Canada Resources Limited

                                           INCORPORATION         OWNERSHIP
           COMPANY NAME                      LOCATION            PERCENTAGE              DIRECT PARENT/EQUITY OWNER
           ------------                    -------------         ----------              --------------------------

Jet Petroleum Limited                        England                 100%       Conoco Limited
Jet Tankstellen-Betriebs GmbH                Germany                 100%       Conoco Mineraloel GmbH
Jet/Jiffy Shops Ltd.                         Thailand                100%       Conoco Inc. (formerly Continental Oil Company)
Jiffy Limited                                England                 100%       Conoco (U.K.) Limited
Jolliet Pipe Line Company                    Delaware                 38%       Conoco Pipe Line Company
Jupiter Sulphur LLC                          Delaware                 50%       Conoco Inc. (formerly Continental Oil Company)
K.C. Asphalt, L.L.C.                         Colorado                 50%       Conoco Inc. (formerly Continental Oil Company)
Kayo Oil Company                             Delaware                100%       Conoco Inc. (formerly Continental Oil Company)
Kettleman North Dome Association             California            10.96%       Conoco Inc. (formerly Continental Oil Company)
Koala Smokeless Fuels Ltd.                   Ireland                 100%       Crusader (Ireland) Pty Ltd.
Lake Charles Pipe Line Company               Delaware                 50%       Conoco Pipe Line Company
Lantri Investments BV                        Netherlands             100%       Conoco International Petroleum Company
                                                                     0.1%       758350 Alberta Inc.
Leland Energy Partnership                    Alberta                99.9%       Conoco Canada Resources Limited
Lobo Inc.                                    Delaware                100%       Conoco Inc. (formerly Continental Oil Company)
                                                                      99%       Lobo Inc.
Lobo Pipeline Company L.P.                   Delaware                  1%       Conoco Inc. (formerly Continental Oil Company)
Longhorn Pipeline Company                    Delaware                100%       Conoco Inc. (formerly Continental Oil Company)
Louisiana Gas System Inc.                    Delaware                100%       Conoco Inc. (formerly Continental Oil Company)
Malaysian Refining Company Sdn. Bhd.         Malaysia                 47%       Conoco Asia Ltd.
Maple Leaf AS                                Norway                   75%       Clearwater Ltd.
Maspher Investments BV                       Netherlands             100%       Lantri Investments BV
Mineraloelraffinerrie Oberrhein
   GmbH & Co. KG                             Germany               18.75%       Oberrheinische Mineraloelwerke GmbH (OMW)
Mineraloelraffinerrie Oberrhein
   Verwaltungs GmbH                          Germany               18.75%       Conoco Continental Holding GmbH
Morgan Hydrocarbons Inc.                     Canada                  100%       Conoco Canada Resources Limited
Morgan Hydrocarbons International Inc.       Canada                  100%       Conoco Canada Resources Limited
Nelson Industrial Steam Company (NISCO)      Texas                  36.1%       Conoco Inc. (formerly Continental Oil Company)
Norrkoeping Depaa AB                         Sweden                   50%       Conoco Jet Nordic AB
Norsk Hydro Depaa AB                         Sweden                  100%       Norrkoeping Depaa AB
Norske Conoco A/S                            Norway                  100%       Conoco Norway Inc.
Oberrheinische Mineraloelwerke GmbH (OMW)    Germany                  25%       Conoco Continental Holding GmbH
Pacific Pipelines, Inc.                      Delaware                100%       Conoco Inc. (formerly Continental Oil Company)
Pars Investment Corporation                  Iran                  0.416%       San Jacinto Eastern Corp.
Peerless Insurance Company Limited           Barbados                100%       Conoco Canada Resources Limited
Penreco                                      Texas                    50%       Conoco Inc. (formerly Continental Oil Company)
Pentland Aviation Fuelling Services Limited  England                  50%       Conoco Limited

                                           INCORPORATION         OWNERSHIP
           COMPANY NAME                      LOCATION            PERCENTAGE              DIRECT PARENT/EQUITY OWNER
           ------------                    -------------         ----------              --------------------------

Petco Enterprises, Ltd.                      Japan                    51%       Conoco Inc. (formerly Continental Oil Company)
Petroleum Transmission Company               Calgary                 100%       Conoco Canada Limited
Petrovera Resources Limited                                         46.7%       Conoco Canada Resources Limited
Petrolera Zuata, Petrozuata C.A.             Venezuela              50.1%       Conoco Venezuela Holding CA
Phoenix Park Gas Processors, Ltd.            Trinidad                 39%       Conoco Inc. (formerly Continental Oil Company)
Pioneer Investments Corp.                    Delaware            50.0045%       Conoco Pipe Line Company
Pioneer Pipe Line Company                    Delaware                100%       Pioneer Investments Corp.
Polar Lights Company                         Russia                   50%       Conoco Timan-Pechora Ltd.
                                                                   65.34%       Raptor Natural Plains Marketing LLC
Power Tex Joint Venture                                            34.64%       Raptor Gas Transmission LLC
                                                                      98%       Conoco Jet (Malaysia) Sdn. Bhd.
Projet Malaysia Sdn. Bhd.                    Malaysia                  2%       Sime Conoco Energy Sdn. Bhd.
Raptor Facilities Inc.                       Delaware                100%       Conoco Inc. (formerly Continental Oil Company)
Raptor Gas Transmission LLC                  Delaware                100%       Raptor Facilities Inc.
Raptor Natural Pipeline LLC                  New Mexico              100%       Raptor Facilities Inc.
Raptor Natural Plains Marketing LLC          Delaware                100%       Raptor Facilities Inc.
Razorback Pipeline Company                   Delaware                 40%       Conoco Pipe Line Company
Rocky Mountain Investment & Antique
   Company                                   Wyoming                 100%       GCRL Energy Ltd.
Ronany Limited                               Northern Ireland        100%       Conoco Limited
Salt Lake Terminal Co.                       Delaware                100%       Pioneer Investments Corp.
San Jacinto Eastern Corporation              Delaware                100%       Conoco Inc. (formerly Continental Oil Company)
San Jacinto Service Company                  Delaware                100%       San Jacinto Eastern Corporation
Seahorse Shuttling and Technology L.L.C.     Delaware                100%       Conoco Inc. (formerly Continental Oil Company)
Sentinel Concessions, Inc.                   Texas                    49%       Kayo Oil Company
Sentinel Transportation, LLC                 Delaware                 40%       Conoco Inc. (formerly Continental Oil Company)
Siam Conoco Land Ltd.                        Thailand                100%       Siam Conoco Terminal Co., Ltd.
Siam Conoco Terminal Co., Ltd.               Thailand                 30%       Conoco Inc. (formerly Continental Oil Company)
Sime Conoco Energy Sdn. Bhd.                 Malaysia                 49%       Conoco Jet (Malaysia) Sdn. Bhd.
Smartshop NV                                 Belgium                 100%       Societe Europeenne Des Carburants (SECA)
Societe Europeenne Des Carburants (SECA)     Belgium                 100%       Conoco Continental Holding GmbH
Southern Energy UK Generation Limited        England                 100%       Conoco Global Power Europe Limited
Spirit of the West Museum Association        Alberta                 100%       Conoco Canada Resources Limited
                                                                      49%       Conoco Global Power Assets Sabine Inc.
SRW Cogeneration Limited Partnership         Delaware                  1%       Conoco Global Power Development - Sabine Inc.
Stampeder Acquisition (No. 2) Ltd.           Canada                  100%       Conoco Canada Resources Limited
Stampeder Acquisition Ltd.                   Alberta                 100%       Conoco Canada Resources Limited
Stampeder Energy (U.S.) Inc.                 Delaware                100%       GCRL Energy Ltd.
Stampeder Exploration Ltd.                   Alberta                 100%       Conoco Canada Resources Limited

                                           INCORPORATION         OWNERSHIP
           COMPANY NAME                      LOCATION            PERCENTAGE              DIRECT PARENT/EQUITY OWNER
           ------------                    -------------         ----------              --------------------------

Statoil Methanol A/S                         Norway               18.125%       Norske Conoco A/S
Statoil Vietnam AS                           Norway                  100%       Conoco Investments Norge A/S
TCH LLC                                      Utah                     25%       Conoco Inc. (formerly Continental Oil Company)
The Standard Shale Products Company          Colorado             99.318%       Conoco Inc. (formerly Continental Oil Company)
Tidal Energy Marketing Inc.                  Canada                   50%       Conoco Canada Resources Limited
Tidelands Royalty Trust                      Texas                  6.16%       Conoco Inc. (formerly Continental Oil Company)
Tjeldbergodden Luftgassfabrikk DA            Norway                11.88%       Norske Conoco A/S
TLC International LDC                        Cayman Islands       35.625%       Conoco Global Energy Company
Trilogy France Corporation                   Alberta                 100%       Conoco Canada Resources Limited
TS Inc.                                      Georgia                 100%       Conoco Canada Resources Limited
Turcas Petrol Anonim Sirketi                 Turkey                27.64%       Conoco Petroleum Operations Inc.
Ursa Oil Pipeline Company LLC                Delaware              15.96%       Conoco Offshore Pipe Line Company
Vanguard Energy Investors L.P.               Delaware                 10%       Conoco Equity Investments Inc.
Venture Coke Company                         Delaware                 50%       Conoco Inc. (formerly Continental Oil Company)
Wabiskaw Explorations Ltd.                   Canada                  100%       Conoco Canada Resources Limited
Waha Oil Co. of Libya, Inc.                  Libya                  16.6%       Continental Oil Company of Libya
Warwickshire Oil Storage Limited             England               33.33%       Conoco Limited
World Wide Transport, Inc.                   Liberia                 100%       Conoco A.G.
Yellowstone Pipe Line Company                Delaware                 46%       Conoco Pipe Line Company
Zeller & Cie SARL                            France                   50%       Conoco Mineraloel GmbH
Zuataducto, S.R.L.                           Venezuela               100%       Petrolera Zuata, Petrozuata C.A.